  SUPPLEMENT TO THE INSTITUTIONAL CLASS PROSPECTUS AND STATEMENT OF ADDITIONAL
                                  INFORMATION

                        CREDIT SUISSE MUNICIPAL BOND FUND
                  CREDIT SUISSE LONG-SHORT MARKET NEUTRAL FUND
                         CREDIT SUISSE SELECT EQUITY FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUNDS' PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Effective on or about December 12, 2001, the Credit Suisse Warburg Pincus family of funds was renamed the "Credit Suisse" family of funds, and each fund's name was changed to reflect this new designation. In addition, beginning on or about December 12, the fund family's new internet address was changed to www.creditsuissefunds.com and the net asset value of the Credit Suisse family of funds is currently listed in The Wall Street Journal under the heading "Credit Suisse." You can also find information about the Credit Suisse family of funds by calling 800-927-2874.

Effective on or about December 12, 2001, the following change was implemented for the Municipal Bond Fund only:

- The fund's Institutional Class of shares is closed to new investments, except for reinvestments of dividends. Institutional Class shareholders as of the close of business on December 12, 2001 may continue to hold Institutional Class shares but will be unable to add to their accounts. Although no further shares can be purchased, shareholders can redeem their Institutional Class shares through any of the methods described in the Prospectus.

In addition, effective on or about December 12, 2001, the following changes were implemented for the Focus Fund ONLY:

- The fund's name was changed from Credit Suisse Warburg Pincus Focus Fund to Credit Suisse Select Equity Fund.

- The fund's Institutional Class is closed to new investors. The shareholders in the fund's Institutional Class as of the close of business on December 12, 2001 can continue to buy Institutional Class shares of the fund until further notice.

Dated:  December 14, 2001                                         CSISB- 16-1201